UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|12

Annual report

Putnam VT International Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/12)

Investment objective

Capital growth with current income as its secondary objective

Net asset value December 31, 2012

Class IA: $9.39	Class IB: $9.30

Total return at net asset value
			MSCI EAFE Value
(as of 12/31/12)	Class IA shares*	Class IB shares†	Index (ND)

1 year	21.80%	21.70%	17.69%

5 years	–22.55	–23.43	–19.90
Annualized	–4.98	–5.20	–4.34

10 years	103.53	98.35	127.47
Annualized	7.37	7.09	8.57

Life	133.92	126.31	123.77
Annualized	5.46	5.24	5.16

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of net assets as of 12/31/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Putnam VT International Value Fund 1

Report from your fund’s manager

What was the investment environment like for international value stocks for the year ended December 31, 2012?

Market conditions were favorable for the year as a whole, but there also were marked swings in investor sentiment throughout the period, which led to ongoing volatility across most global markets. Macroeconomic fears were the main catalyst for the markets’ volatile behavior, with major worries centered on the debt crisis in Europe, slowing economic growth in China, and a still-tepid economic recovery in the United States. Headline news on these topics drove down market prices during the second quarter, stalling what had been a solid rally for many stocks in the first three months of the year. While political uncertainty in the United States — including the potential for dramatic tax increases and deep federal spending cuts at year-end — challenged some international stocks later in the year, the major macroeconomic risk factors diminished significantly during the fourth quarter. A strong rally in the Japanese stock market late in the year also helped. Within this overall environment, international value stocks, as represented by the MSCI EAFE Value Index (ND), rose 17.69%.

Putnam VT International Value Fund eclipsed the double-digit gain of its benchmark index. What factors helped the fund outperform during the period?

Opportune security selection was the principal contributing factor. Given 2012’s volatile market environment, we had adopted a “barbell” strategy that combined a balance of pro-cyclical and defensive stocks, which helped us straddle the peaks and valleys of the year’s overall performance. The fund’s large overweight position in China was modestly beneficial to our relative results, along with an extreme underweight position in Spain, but stock picking was the mainstay of our excess performance. Security selection in Germany and France — two of the eurozone’s more stable economies — provided the biggest boosts, with good results as well from some holdings in the Netherlands. With the exception of the energy and telecommunication services sectors, both of which had modest declines, all other sectors produced double-digit gains for the year. The strongest contributions came from our stock selections in the information technology, consumer staples, and financials sectors. On the flip side, although stock selection in the technology and financials sectors was positive overall, we lost some relative performance by underweighting financials, which performed strongly during the year, and by overweighting the energy sector, where declining energy prices resulted in negative results.

Which individual holdings made the biggest contributions to relative performance?

Our decision not to hold a position in Telefonica, the Spanish telecom giant, made the biggest positive contribution, as the telecom’s slipping profits had a negative effect on its stock price. By comparison, owning an out-of-benchmark stake in major Japanese real estate developer Mitsui Fudosan also provided a big boost, as the company reported strengthened earnings and also benefited from a weaker yen. Similarly, an out-of-benchmark position in Gemalto, a global digital security company based in the Netherlands, made a substantial contribution to our performance versus the benchmark, as the maker of next-generation security components for digital telephones grew its annual revenues by double-digit margins. We sold our position in Gemalto for a profit before period-end. The fund also benefited from its overweight positions in TUI Travel, a U.K.-based travel company that recently posted record operating profits, and ORIX, a Japanese financial services group that benefited from growing investor confidence in the efforts proposed by a new government there to “reflate” Japan’s economy.

Which holdings held back performance?

I will mention three stocks: two out-of-benchmark picks in the energy space — Canadian Natural Resources and BG Group —and an overweight position in Konami, a Japanese developer of toys and video games. Canadian Natural Resources, based in Calgary, Alberta, and BG Group, based in the United Kingdom, are natural gas producers, and both saw their stock prices decline as energy prices fell over the course of the year. Konami’s stock price fell on sagging revenues, due to slowing global growth during the past year. We sold our positions in both BG Group and Konami before period-end.

What is your outlook for the fund and the global markets?

While we are heartened by the fact that many of the tail risks appear to be abating, we are fully aware that fundamentals still matter and will likely play a more significant role as we go forward. Currently, we believe that equity valuations from a relative perspective are still quite attractive and remain inexpensive compared with other asset classes.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. These risks are generally greater for midsize companies. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

2 Putnam VT International Value Fund

Your fund’s manager

Portfolio Manager Darren A. Jaroch is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is also managed by Assistant Portfolio Manager Karan S. Sodhi, CFA.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Value Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2012, to December 31, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/12		for the 6 months ended 12/31/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$5.10	$6.46	$4.77	$6.04

Ending value
(after expenses)	$1,159.30	$1,159.60	$1,020.41	$1,019.15

Annualized
expense ratio†	0.94%	1.19%	0.94%	1.19%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT International Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International Value Fund (the “fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2013

Putnam VT International Value Fund 5

The fund’s portfolio 12/31/12

COMMON STOCKS (98.9%)*	Shares	Value

Aerospace and defense (0.4%)
Safran SA (France)	10,881	$474,799

		474,799
Air freight and logistics (1.3%)
Deutsche Post AG (Germany)	64,786	1,420,584

		1,420,584
Airlines (1.5%)
Deutsche Lufthansa AG (Germany)	56,911	1,069,724

Japan Airlines Co., Ltd. (Japan) †	12,900	552,146

		1,621,870
Auto components (1.5%)
Continental AG (Germany)	6,136	709,966

Valeo SA (France)	17,993	912,360

		1,622,326
Automobiles (3.5%)
Daimler AG (Registered Shares) (Germany)	13,613	743,879

Nissan Motor Co., Ltd. (Japan)	327,900	3,112,246

		3,856,125
Beverages (1.8%)
Anheuser-Busch InBev NV (Belgium)	13,222	1,155,452

Cola-Cola Amatil, Ltd. (Australia)	57,077	802,468

		1,957,920
Capital markets (1.6%)
Macquarie Group, Ltd. (Australia)	22,141	823,434

UBS AG (Switzerland)	62,140	977,224

		1,800,658
Chemicals (4.5%)
Arkema (France)	9,513	1,000,238

BASF SE (Germany)	31,315	2,943,338

Lanxess AG (Germany)	11,224	981,613

		4,925,189
Commercial banks (11.8%)
Australia & New Zealand Banking Group, Ltd. (Australia)	83,416	2,183,906

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	73,223	672,212

Barclays PLC (United Kingdom)	430,840	1,860,532

HSBC Holdings, PLC (United Kingdom)	220,549	2,332,708

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	373,200	2,008,241

National Bank of Canada (Canada)	18,959	1,472,196

Sberbank of Russia ADR (Russia) S	90,372	1,123,348

UniCredit SpA (Italy) †	157,321	776,866

United Overseas Bank, Ltd. (Singapore)	39,000	638,759

		13,068,768
Construction and engineering (1.1%)
Vinci SA (France)	26,718	1,271,574

		1,271,574
Construction materials (0.5%)
China Shanshui Cement Group, Ltd. (China)	777,000	582,729

		582,729
Diversified financial services (3.8%)
ING Groep NV GDR (Netherlands) †	236,001	2,256,805

ORIX Corp. (Japan)	17,050	1,923,903

		4,180,708
Diversified telecommunication services (2.6%)
BCE, Inc. (Canada) S	28,967	1,241,443

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	11,900	499,874

TDC A/S (Denmark)	60,038	425,472

Ziggo NV (Netherlands)	20,892	675,207

		2,841,996
Electric utilities (1.2%)
Cia Energetica de Minas Gerais
(Preference) (Brazil)	44,800	494,496

Energias de Portugal (EDP) SA (Portugal)	266,326	800,546

		1,295,042

COMMON STOCKS (98.9%)* cont.	Shares	Value

Electrical equipment (1.1%)
LS Corp. (South Korea)	3,469	$307,361

Mitsubishi Electric Corp. (Japan)	103,000	876,679

		1,184,040
Electronic equipment, instruments, and components (0.6%)
Hollysys Automation Technologies, Ltd. (China) †	17,200	204,164

Murata Manufacturing Co., Ltd. (Japan)	7,300	430,545

		634,709
Energy equipment and services (1.1%)
Technip SA (France)	10,680	1,229,580

		1,229,580
Food and staples retail (1.0%)
Lawson, Inc. (Japan)	17,000	1,155,547

		1,155,547
Food products (1.5%)
Ajinomoto Co., Inc. (Japan)	35,000	463,089

Golden Agri-Resources, Ltd. (Singapore)	704,000	378,989

Kerry Group PLC Class A (Ireland)	15,587	827,374

		1,669,452
Gas utilities (0.7%)
Tokyo Gas Co., Ltd. (Japan)	180,000	822,952

		822,952
Hotels, restaurants, and leisure (1.4%)
SJM Holdings, Ltd. (Hong Kong)	225,000	529,482

TUI Travel PLC (United Kingdom)	220,489	1,026,092

		1,555,574
Household durables (0.3%)
Haier Electronics Group Co., Ltd. (China) †	218,000	320,535

		320,535
Independent power producers and energy traders (1.0%)
Electric Power Development Co., Ltd. (Japan)	46,000	1,090,448

		1,090,448
Industrial conglomerates (1.6%)
Siemens AG (Germany)	15,875	1,725,448

		1,725,448
Insurance (8.9%)
ACE, Ltd. S	25,765	2,056,047

AIA Group, Ltd. (Hong Kong)	103,200	411,297

Allianz SE (Germany)	22,812	3,160,298

AXA SA (France)	62,160	1,124,347

Prudential PLC (United Kingdom)	165,898	2,314,821

SCOR SE (France)	29,442	793,886

		9,860,696
IT Services (0.8%)
Amadeus IT Holding SA Class A (Spain)	34,748	871,976

		871,976
Machinery (1.1%)
Fiat Industrial SpA (Italy)	71,629	785,375

Metso Corp. OYJ (Finland)	9,663	420,947

		1,206,322
Media (2.1%)
Kabel Deutschland Holding AG (Germany)	12,889	963,818

WPP PLC (United Kingdom)	91,370	1,328,270

		2,292,088
Metals and mining (2.1%)
Fortescue Metals Group, Ltd. (Australia)	136,343	676,443

Newcrest Mining, Ltd. (Australia)	14,557	339,862

Rio Tinto PLC (United Kingdom)	12,725	741,517

Xstrata PLC (United Kingdom)	31,170	554,392

		2,312,214
Multi-utilities (1.4%)
Centrica PLC (United Kingdom)	283,875	1,542,121

		1,542,121
Multiline retail (0.5%)
PPR SA (France)	2,718	506,589

		506,589

6 Putnam VT International Value Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value

Office electronics (0.6%)
Canon, Inc. (Japan)	16,500	$647,166

		647,166
Oil, gas, and consumable fuels (10.4%)
Canadian Natural Resources, Ltd. (Canada)	38,900	1,120,032

ENI SpA (Italy)	95,163	2,347,628

Inpex Corp. (Japan)	176	939,286

Origin Energy, Ltd. (Australia)	58,871	720,445

Royal Dutch Shell PLC Class A (United Kingdom)	155,494	5,346,214

Suncor Energy, Inc. (Canada)	29,000	953,644

		11,427,249
Pharmaceuticals (9.0%)
Astellas Pharma, Inc. (Japan)	26,300	1,181,430

AstraZeneca PLC (United Kingdom)	20,256	957,610

Bayer AG (Germany)	33,017	3,135,378

Sanofi (France)	40,209	3,813,229

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	21,300	795,342

		9,882,989
Real estate investment trusts (REITs) (2.0%)
British Land Company PLC (United Kingdom) R	156,701	1,456,814

Dexus Property Group (Australia)	706,632	749,247

		2,206,061
Real estate management and development (3.0%)
Hongkong Land Holdings, Ltd. (Hong Kong)	109,000	766,577

Mitsubishi Estate Co., Ltd. (Japan)	38,000	908,440

Mitsui Fudosan Co., Ltd. (Japan)	35,000	855,088

Sun Hung Kai Properties, Ltd. (Hong Kong)	50,000	754,659

		3,284,764
Semiconductors and semiconductor equipment (1.7%)
Samsung Electronics Co., Ltd. (South Korea)	806	1,153,568

SK Hynix, Inc. (South Korea) †	28,320	687,074

		1,840,642
Specialty retail (0.7%)
Kingfisher PLC (United Kingdom)	178,067	822,471

		822,471
Textiles, apparel, and luxury goods (0.4%)
Christian Dior SA (France)	2,622	453,306

		453,306
Tobacco (2.3%)
Imperial Tobacco Group PLC (United Kingdom)	8,384	323,747

Japan Tobacco, Inc. (Japan)	48,400	1,364,477

Philip Morris International, Inc.	10,600	886,584

		2,574,808
Trading companies and distributors (1.8%)
Mitsui & Co., Ltd. (Japan)	134,700	2,015,150

		2,015,150
Wireless telecommunication services (2.7%)
NTT DoCoMo, Inc. (Japan)	222	318,825

Vodafone Group PLC (United Kingdom)	1,081,983	2,721,042

		3,039,867

Total common stocks (cost $93,418,464)		$109,095,052

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	3,291,417	$3,291,417

Putnam Money Market Liquidity Fund 0.14% L	673,020	673,020

SSgA Prime Money Market Fund 0.08% P	550,000	550,000

U.S. Treasury Bills with effective yields ranging
from 0.166% to 0.172%, May 30, 2013	$220,000	219,907

Total short-term investments (cost $4,734,282)		$4,734,344

Total investments (cost $98,152,746)		$113,829,396

Key to holding’s abbreviations

ADR    American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GDR    Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $110,343,401.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $449,721 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	21.2%	Spain	1.4%

Japan	19.2	Belgium	1.1

Germany	15.3	Russia	1.0

France	10.5	China	1.0

Australia	5.7	Singapore	0.9

Canada	4.4	Switzerland	0.9

Italy	3.6	Ireland	0.8

United States	3.5	Portugal	0.7

Netherlands	2.7	Israel	0.7

Hong Kong	2.2	Other	1.2

South Korea	2.0	Total	100.0%

Putnam VT International Value Fund 7

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $85,529,052)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/16/13	$2,930,067	$2,937,103	$(7,036)

	Canadian Dollar	Sell	1/16/13	72,967	72,922	(45)

	Swedish Krona	Buy	1/16/13	682,492	668,353	14,139

Barclays Bank PLC

	Australian Dollar	Sell	1/16/13	812,322	813,549	1,227

	British Pound	Sell	1/16/13	1,238,924	1,226,324	(12,600)

	Canadian Dollar	Sell	1/16/13	846,352	846,504	152

	Euro	Sell	1/16/13	973,308	966,738	(6,570)

	Hong Kong Dollar	Buy	1/16/13	986,567	986,636	(69)

	Japanese Yen	Buy	1/16/13	456,955	481,543	(24,588)

	Norwegian Krone	Sell	1/16/13	563,829	555,409	(8,420)

	Singapore Dollar	Buy	1/16/13	76,131	76,392	(261)

	Swiss Franc	Buy	1/16/13	2,850,533	2,822,197	28,336

Citibank, N.A.

	British Pound	Buy	1/16/13	2,734,991	2,707,194	27,797

	Canadian Dollar	Sell	1/16/13	1,018,819	1,018,794	(25)

	Danish Krone	Sell	1/16/13	81,787	81,233	(554)

	Euro	Buy	1/16/13	1,180,827	1,167,864	12,963

	Singapore Dollar	Buy	1/16/13	931,903	935,177	(3,274)

Credit Suisse International

	Australian Dollar	Sell	1/16/13	1,102,808	1,104,181	1,373

	British Pound	Sell	1/16/13	3,109,413	3,084,212	(25,201)

	Canadian Dollar	Sell	1/16/13	366,039	365,916	(123)

	Euro	Sell	1/16/13	369,891	365,840	(4,051)

	Japanese Yen	Buy	1/16/13	176,079	165,392	10,687

	Norwegian Krone	Buy	1/16/13	2,146,152	2,112,603	33,549

	Swedish Krona	Buy	1/16/13	1,063,068	1,040,965	22,103

	Swiss Franc	Buy	1/16/13	203,187	204,320	(1,133)

Deutsche Bank AG

	Australian Dollar	Buy	1/16/13	801,740	803,132	(1,392)

	British Pound	Sell	1/16/13	340,798	337,333	(3,465)

	Canadian Dollar	Sell	1/16/13	66,936	66,938	2

	Euro	Buy	1/16/13	4,261,272	4,214,219	47,053

	Swedish Krona	Buy	1/16/13	578,897	567,438	11,459

	Swiss Franc	Buy	1/16/13	676,709	669,226	7,483

	Swiss Franc	Sell	1/16/13	676,709	671,660	(5,049)

Goldman Sachs International

	Australian Dollar	Buy	1/16/13	113,912	111,899	2,013

	British Pound	Buy	1/16/13	1,077,297	1,067,765	9,532

	British Pound	Sell	1/16/13	1,077,297	1,066,412	(10,885)

	Japanese Yen	Buy	1/16/13	410,639	432,663	(22,024)

	Swedish Krona	Buy	1/16/13	31,052	30,147	905

	Swedish Krona	Sell	1/16/13	31,052	30,440	(612)

8 Putnam VT International Value Fund

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $85,529,052) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/16/13	$986,510	$987,728	$(1,218)

	British Pound	Buy	1/16/13	675,098	668,235	6,863

	Euro	Buy	1/16/13	424,015	419,354	4,661

	Hong Kong Dollar	Buy	1/16/13	8,309	8,310	(1)

	Hong Kong Dollar	Sell	1/16/13	8,309	8,310	1

	Norwegian Krone	Sell	1/16/13	645,964	636,472	(9,492)

	Swiss Franc	Buy	1/16/13	458,211	453,370	4,841

	Swiss Franc	Sell	1/16/13	458,211	454,777	(3,434)

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	1/16/13	880,587	882,205	1,618

	British Pound	Buy	1/16/13	6,073,442	6,014,312	59,130

	Canadian Dollar	Sell	1/16/13	1,526,871	1,526,803	(68)

	Euro	Buy	1/16/13	2,985,663	2,951,218	34,445

	Hong Kong Dollar	Buy	1/16/13	355,246	355,264	(18)

	Hong Kong Dollar	Sell	1/16/13	355,246	355,281	35

	Japanese Yen	Sell	1/16/13	436,964	460,461	23,497

	Norwegian Krone	Sell	1/16/13	1,276,965	1,258,490	(18,475)

	Swedish Krona	Buy	1/16/13	29,008	28,435	573

	Swiss Franc	Buy	1/16/13	2,090,930	2,067,944	22,986

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/16/13	1,179,994	1,180,974	(980)

	Canadian Dollar	Sell	1/16/13	209,854	209,816	(38)

	Japanese Yen	Sell	1/16/13	1,165,505	1,228,355	62,850

	Swiss Franc	Buy	1/16/13	215,545	213,074	2,471

	Swiss Franc	Sell	1/16/13	215,545	212,908	(2,637)

State Street Bank and Trust Co.

	Australian Dollar	Sell	1/16/13	1,800,078	1,803,289	3,211

	Canadian Dollar	Sell	1/16/13	793,286	793,426	140

	Euro	Sell	1/16/13	4,212,166	4,165,526	(46,640)

	Israeli Shekel	Sell	1/16/13	250,016	244,466	(5,550)

	Swedish Krona	Buy	1/16/13	677,942	661,501	16,441

UBS AG

	Australian Dollar	Buy	1/16/13	876,541	878,095	(1,554)

	British Pound	Sell	1/16/13	797,090	792,229	(4,861)

	Canadian Dollar	Sell	1/16/13	799,919	799,901	(18)

	Euro	Sell	1/16/13	6,067,958	6,002,061	(65,897)

	Norwegian Krone	Buy	1/16/13	1,940,105	1,910,946	29,159

	Swiss Franc	Sell	1/16/13	478,880	473,469	(5,411)

WestPac Banking Corp.

	Australian Dollar	Buy	1/16/13	1,201,158	1,203,105	(1,947)

	British Pound	Sell	1/16/13	2,145,498	2,123,642	(21,856)

	Canadian Dollar	Buy	1/16/13	978,717	978,723	(6)

	Euro	Sell	1/16/13	1,652,101	1,633,927	(18,174)

	Japanese Yen	Buy	1/16/13	1,524,157	1,606,017	(81,860)

Total						$76,183

Putnam VT International Value Fund 9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$—	$11,429,014	$—

Consumer staples	886,584	6,471,143	—

Energy	2,073,676	10,583,153	—

Financials	3,528,243	30,873,412	—

Health care	795,342	9,087,647	—

Industrials	—	10,919,787	—

Information technology	204,164	3,790,329	—

Materials	—	7,820,132	—

Telecommunication services	1,241,443	4,640,420	—

Utilities	494,496	4,256,067	—

Total common stocks	9,223,948	99,871,104	—

Short-term investments	1,223,020	3,511,324	—

Totals by level	$10,446,968	$103,382,428	$—

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$76,183	$—

Totals by level	$—	$76,183	$—

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Value Fund

Statement of assets and liabilities
12/31/12

Assets

Investment in securities, at value, including $3,209,230 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $94,188,309)	$109,864,959

Affiliated issuers (identified cost $3,964,437) (Notes 1 and 6)	3,964,437

Cash	35,485

Foreign currency (cost $342,938) (Note 1)	346,443

Dividends, interest and other receivables	250,918

Receivable for shares of the fund sold	110,106

Foreign tax reclaim	91,008

Unrealized appreciation on forward currency contracts (Note 1)	503,695

Total assets	115,167,051

Liabilities

Payable for investments purchased	220,387

Payable for shares of the fund repurchased	96,521

Payable for compensation of Manager (Note 2)	65,406

Payable for custodian fees (Note 2)	14,576

Payable for investor servicing fees (Note 2)	9,136

Payable for Trustee compensation and expenses (Note 2)	78,662

Payable for administrative services (Note 2)	1,116

Payable for distribution fees (Note 2)	7,744

Unrealized depreciation on forward currency contracts (Note 1)	427,512

Collateral on securities loaned, at value (Note 1)	3,291,417

Collateral on certain derivative contracts, at value (Note 1)	550,000

Other accrued expenses	61,173

Total liabilities	4,823,650

Net assets	$110,343,401

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$211,409,607

Undistributed net investment income (Note 1)	2,675,341

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(119,500,154)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,758,607

Total — Representing net assets applicable to capital shares outstanding	$110,343,401

Computation of net asset value Class IA

Net assets	$73,265,077

Number of shares outstanding	7,798,930

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.39

Computation of net asset value Class IB

Net assets	$37,078,324

Number of shares outstanding	3,988,127

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.30

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 11

Statement of operations
Year ended 12/31/12

Investment income

Dividends (net of foreign tax of $331,434)	$3,655,571

Interest (including interest income of $1,781 from investments in affiliated issuers) (Note 6)	4,239

Securities lending (Note 1)	117,574

Total investment income	3,777,384

Expenses

Compensation of Manager (Note 2)	774,643

Investor servicing fees (Note 2)	109,902

Custodian fees (Note 2)	32,071

Trustee compensation and expenses (Note 2)	10,000

Distribution fees (Note 2)	93,372

Administrative services (Note 2)	3,847

Other	98,690

Total expenses	1,122,525

Expense reduction (Note 2)	(1,496)

Net expenses	1,121,029

Net investment income	2,656,355

Net realized loss on investments (Notes 1 and 3)	(4,553,952)

Net realized loss on foreign currency transactions (Note 1)	(99,356)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	342,733

Net unrealized appreciation of investments during the year	23,347,579

Net gain on investments	19,037,004

Net increase in net assets resulting from operations	$21,693,359

Statement of changes in net assets

	Year ended	Year ended
	12/31/12	12/31/11

Increase (decrease) in net assets

Operations:

Net investment income	$2,656,355	$3,177,655

Net realized gain (loss) on investments and foreign currency transactions	(4,653,308)	8,606,997

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	23,690,312	(28,797,151)

Net increase (decrease) in net assets resulting from operations	21,693,359	(17,012,499)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,424,314)	(2,885,686)

Class IB	(1,168,230)	(1,235,192)

Decrease from capital share transactions (Note 4)	(18,001,972)	(33,712,857)

Total increase (decrease) in net assets	98,843	(54,846,234)

Net assets:

Beginning of year	110,244,558	165,090,792

End of year (including undistributed net investment income of $2,675,341 and $3,439,565, respectively)	$110,343,401	$110,244,558

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/12	$7.96	.21	1.50	1.71	(.28)	—	—	(.28)	—	$9.39	21.80	$73,265.94		2.50	36

12/31/11	9.45	.21	(1.44)	(1.23)	(.26)	—	—	(.26)	—	7.96	(13.52)	72,563.93		2.33	57

12/31/10	9.10	.16	.50	.66	(.31)	—	—	(.31)	—	9.45	7.42	112,372.91		1.87	52

12/31/09	7.20	.21	1.69	1.90	—	—	—	—	—[e]	9.10	26.39	124,320	.98[f]	2.72[f]	128

12/31/08	16.60	.32	(6.74)	(6.42)	(.28)	(2.63)	(.07)	(2.98)	—	7.20	(45.85)	121,743	.93[f]	2.87[f]	71

Class IB

12/31/12	$7.87	.19	1.50	1.69	(.26)	—	—	(.26)	—	$9.30	21.70	$37,078	1.19	2.26	36

12/31/11	9.35	.18	(1.43)	(1.25)	(.23)	—	—	(.23)	—	7.87	(13.78)	37,682	1.18	2.04	57

12/31/10	9.01	.14	.49	.63	(.29)	—	—	(.29)	—	9.35	7.12	52,719	1.16	1.62	52

12/31/09	7.14	.19	1.68	1.87	—	—	—	—	—[e]	9.01	26.19	59,790	1.23[f]	2.47[f]	128

12/31/08	16.48	.29	(6.71)	(6.42)	(.23)	(2.63)	(.06)	(2.92)	—	7.14	(46.02)	55,208	1.18[f]	2.62[f]	71

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between General American Life Insurance Company and the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share as of August 17, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.01%

12/31/08	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 13

Notes to financial statements 12/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through December 31, 2012.

Putnam VT International Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital growth, with current income as its secondary objective. The fund invests mainly in common stocks of companies outside of the United States, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. If we are correct and other investors recognize the value of the company, the price of its stock may rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of

14 Putnam VT International Value Fund

the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $248,687 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $3,209,230 and the fund received cash collateral of $3,291,417.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $118,472,843 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$177,729	$5,459,032	$5,636,761	*

64,478,521	N/A	64,478,521	12/31/16

48,357,561	N/A	48,357,561	12/31/17

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sales transactions, foreign currency gains and losses, and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $171,965 to increase undistributed net investment income and $171,965 to increase accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$18,309,772
Unrealized depreciation	(3,660,433)

Net unrealized appreciation	14,649,339
Undistributed ordinary income	2,755,403
Capital loss carryforward	(118,472,843)

Cost for federal income tax purposes	$99,180,057

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of

Putnam VT International Value Fund 15

each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion, and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class IA	$72,550
Class IB	37,352

Total	$109,902

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $48 under the expense offset arrangements and by $1,448 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $83, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$93,372

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,590,405 and $55,452,965, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/12		Year ended 12/31/11		Year ended 12/31/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	88,632	$782,521	103,833	$944,306	321,302	$2,742,046	362,693	$3,221,240

Shares issued in connection with
reinvestment of distributions	281,570	2,424,314	302,483	2,885,686	136,955	1,168,230	130,708	1,235,192

	370,202	3,206,835	406,316	3,829,992	458,257	3,910,276	493,401	4,456,432

Shares repurchased	(1,691,480)	(14,489,061)	(3,178,389)	(29,900,092)	(1,256,047)	(10,630,022)	(1,344,409)	(12,099,189)

Net decrease	(1,321,278)	$(11,282,226)	(2,772,073)	$(26,070,100)	(797,790)	$(6,719,746)	(851,008)	$(7,642,757)

16 Putnam VT International Value Fund

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$126,800,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$503,695	Payables	$427,512

Total		$503,695		$427,512

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(60,588)	$(60,588)

Total	$(60,588)	$(60,588)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$332,510	$332,510

Total	$332,510	$332,510

Note 6 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$1,792,140	$21,920,416	$23,039,536	$1,781	$673,020

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT International Value Fund 17

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $3,958,127 or $0.34 per share (for all classes of shares). Taxes paid to foreign countries were $331,434 or $0.03 per share (for all classes of shares).

18 Putnam VT International Value Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.	SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra	
Elizabeth T. Kennan Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system

Putnam VT International Value Fund 19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President and Treasurer	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments and	Putnam Investments and	Judith Cohen (Born 1945)
Putnam Management	Putnam Management	Vice President, Clerk, and Associate Treasurer
Since 1993
Robert R. Leveille (Born 1969)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer	Nancy E. Florek (Born 1957)
Since 2007	Since 2007	Vice President, Proxy Manager, Assistant
Chief Compliance Officer, Putnam	Director of Accounting & Control Services,	Clerk, and Associate Treasurer
Investments, Putnam Management, and	Putnam Management	Since 2000
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT International Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Elizabeth T. Kennan
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Kenneth R. Leibler
One Post Office Square		Robert E. Patterson
Boston, MA 02109	Independent Registered	George Putnam, III
	Public Accounting Firm	Robert L. Reynolds
Marketing Services	PricewaterhouseCoopers LLP	W. Thomas Stephens
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Value Fund 21

This report has been prepared for the shareholders		H515
of Putnam VT International Value Fund.	279052	2/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2012	$43,359	$ —	$4,937	$225
December 31, 2011	$47,613	$--	$5,963	$ —

For the fiscal years ended December 31, 2012 and December 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $257,214 and $133,345 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2012	$ —	$147,500	$ —	$ —

December 31, 2011	$ —	$107,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013